SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        January 5, 2007 (January 2, 2007)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-26542                  91-1141254
(State or Other Jurisdiction    (Commission file number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)

                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into Material Definitive Agreement.

On January 2, 2007, Redhook Ale Brewery Incorporated (the "Company") adopted a Company-wide severance plan that permits the payment of severance benefits to all full-time employees, other than executive officers, in the event an employee's employment is terminated as a result of a merger or other business combination with Widmer Brothers Brewing Company ("Widmer").

Under the severance plan, an employee is entitled to receive severance pay equal to six months of their base pay in effect at the time of notice of displacement if the Company permanently terminates their employment as a result of a merger or other business combination with Widmer, and (1) at the time the employee receives notice of termination they are employed by the Company on a fulltime basis (i.e., are regularly scheduled to work 35 hours or more); and (2) the employee executes a full release of claims in a form acceptable to the Company.

An employee will not be entitled to severance pay if (1) the Company determines that their employment terminated for reasons other than as a result of a merger or other affiliation with Widmer; (2) the Company merges or enters into another business combination with Widmer and the employee is offered the same position or a new position with base pay that is at least 95% of their former rate of pay, and that does not involve a geographical relocation of more than 25 miles from the prior job site; (3) the Company merges or enters into another business combination with Widmer and the employee accepts any position, whether comparable or not to their former position; (4) the employee is on a leave of absence on the date of notice of termination and has not returned to work by the displacement date, unless either (a) the leave is a military leave; (b) the displacement date occurs during a leave of absence under the Family and Medical Leave Act of 1993; (c) the employee is on a work related disability leave and provides the Company with a licensed medical doctor's certificate stating that the employee is not able to return to work by the displacement date; (5) the Company considers the individual to be or is treating the individual as a independent contractor; or (6) the employee refuses or fails to sign a release of claims in a form acceptable to the Company.

Item 8.01 Other Events.

On January 3, 2007 the Company publicly disseminated a press release announcing it is entering into preliminary discussions with Widmer Brothers Brewing Company regarding the possibility of combining the two companies. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

     The following exhibit is furnished pursuant to Item 8.01 hereof:

          Exhibit No.        Exhibit
          -----------        -------

          99.1               Press Release dated January 3, 2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REDHOOK ALE BREWERY, INCORPORATED


Dated: January 5, 2007                 By: /s/ David J. Mickelson
                                           -------------------------------------
                                           David J. Mickelson
                                           President and Chief Financial Officer
                                           (Principal Financial Officer)


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EXHIBIT INDEX

Exhibit No.          Exhibit
-----------          -----------------------------------------------------------

99.1                 Press Release dated January 3, 2007.


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